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                                                                    EXHIBIT 23.3

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our reports on the TV Division of Stauffer Communications, Inc. (and to all references to our Firm) included in or made a part of this Registration Statement (333-09529) for Benedek Communications Corporation filed on Form S-4.


                                          ARTHUR ANDERSEN LLP


Kansas City, Missouri
October 1, 1996



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